UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2025

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 28, 2025, Dominion Energy, Inc. (the Company) delivered notice pursuant to its existing sales agency agreements, dated February 27, 2025, to increase the maximum authorized amount by such amount as is necessary to make available $1.8 billion in shares of Company common stock for sales under the sales agency agreements. The existing sales agency agreements were entered into with each of (i) Barclays Capital Inc., as sales agent and forward seller, and Barclays Bank PLC, as forward purchaser; (ii) BMO Capital Markets Corp., as sales agent and forward seller, and Bank of Montreal, as forward purchaser; (iii) BofA Securities, Inc., as sales agent and forward seller, and Bank of America, N.A., as forward purchaser; (iv) Citigroup Global Markets Inc., as sales agent and forward seller, and Citibank, N.A., as forward purchaser; (v) Goldman Sachs & Co. LLC, as sales agent, forward seller and forward purchaser (Goldman Sachs); (vi) J.P. Morgan Securities LLC, as sales agent and forward seller, and JPMorgan Chase Bank, National Association, as forward purchaser; (vii) Mizuho Securities USA LLC, as sales agent and forward seller, and Mizuho Markets Americas LLC, as forward purchaser; (viii) Morgan Stanley & Co. LLC, as sales agent, forward seller and forward purchaser; (ix) RBC Capital Markets, LLC, as sales agent and forward seller, and Royal Bank of Canada, as forward purchaser; (x) Scotia Capital (USA) Inc., as sales agent and forward seller, and The Bank of Nova Scotia, as forward purchaser; (xi) Truist Securities, Inc., as sales agent and forward seller, and Truist Bank, as forward purchaser; and (xii) Wells Fargo Securities, LLC, as sales agent and forward seller, and Wells Fargo Bank, National Association, as forward purchaser. On October 31, 2025, the Company entered into additional sales agency agreements, in substantially the same form as the existing sales agency agreements, with each of (i) CIBC World Markets Corp., as sales agent and forward seller, and Canadian Imperial Bank of Commerce, as forward purchaser; (ii) MUFG Securities Americas Inc., as sales agent and forward seller, and MUFG Securities EMEA plc, as forward purchaser; and (iii) TD Securities (USA) LLC, as sales agent and forward seller, and The Toronto-Dominion Bank, as forward purchaser. Also on October 31, 2025, the Company entered into an amendment to its sales agency agreement with Goldman Sachs to provide for the parties to effect collared forward transactions as discussed below. The Company may enter into an amendment in the same form with one or more of the other forward purchasers after the date hereof.

The sales agency agreements provide for an at-the-market program pursuant to which the Company may issue and sell from time to time shares of its common stock through the sales agents. The sales agency agreements also provide for the Company to enter into one or more separate forward sale agreements with the forward purchasers with respect to one or more initially priced forward transactions or, in the case of Goldman Sachs or one or more of the other forward purchasers, one or more collared forward transactions. In connection with any forward sale agreement, the relevant forward purchaser will borrow shares of Company common stock from third parties and, through the relevant forward seller and in accordance with the applicable sales agency agreement, sell such shares of the Company’s common stock to hedge such forward purchaser’s exposure under the forward sale agreement.

Sales of shares of Company common stock under the at-the-market program, if any, may be made (i) by any method permitted by law to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including by means of ordinary brokers’ transactions, sales to or through a market maker or through an electronic communications network or sales directly on the New York Stock Exchange, the existing trading market for the common stock, or (ii) by any other method permitted by applicable law and agreed to by the Company in writing, including through an alternative trading system or any other market venue, in the over-the-counter market, and in privately negotiated transactions, including block trades. Any shares of Company common stock offered under the at-the-market program will be offered pursuant to the Registration Statement on Form S-3 (File No. 333-291189) filed by the Company with the Securities and Exchange Commission on October 31, 2025, which was automatically effective upon filing, the related base prospectus, dated October 31, 2025, and a prospectus supplement, dated October 31, 2025. The aggregate offering amount of the shares of Company common stock sold by the Company through the agents or by the forward sellers under the prospectus supplement cannot exceed $1.8 billion.

The Company will not initially receive any proceeds from the sale of borrowed shares of Company common stock by a forward seller. In the case of an initially priced forward transaction, the Company expects to receive proceeds upon future physical settlement of the relevant forward sale agreement on the date specified by the Company on or prior to the maturity date of the relevant forward sale agreement. If the Company instead elects to cash settle or net share settle an initially priced forward transaction, it may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of Company common stock (in the case of net share settlement) to the relevant forward purchaser. In the case of a collared forward transaction, the Company expects to receive proceeds upon future physical settlement of the relevant forward sale agreement on the date specified in accordance with the applicable forward sale agreement.

The foregoing description of the sales agency agreements, the amendment to the sales agency agreement and any forward sale agreement does not purport to be complete and is qualified in its entirety by reference to the form of sales agency agreement and form of amendment to sales agency agreement, including the forms of forward sale agreements attached as schedules thereto, which are filed as Exhibits 1.1 and 1.2 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibits

1.1	Form of Sales Agency Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed February 27, 2025, File No. 001-08489)

1.2	Form of Amendment to Sales Agency Agreement*

5.1	Opinion of McGuireWoods LLP*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ David M. McFarland
Name: Title:	David M. McFarland Vice President – Investor Relations and Treasurer

Date: October 31, 2025